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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 20, 1997 included or incorporated by reference in Damark International, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.




                                             /s/ Arthur Andersen LLP
Minneapolis, Minnesota
   July 14, 1997